                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): April 21, 1997


                               OCCUSYSTEMS, INC.
                               -----------------

            (Exact Name of Registrant as Specified in its Charter)


            Delaware                0-24440               75-2543036
          -------------         ----------------        ----------------
         (State or other        (Commission File        (I.R.S. Employer
         jurisdiction of            Number)              Identification
         incorporation)                                      Number)


         3010 LBJ Freeway
         Suite 400
         Dallas, Texas                                       75234
         --------------------------------                  ----------
         (Address of Principal Executive Offices)          (Zip Code)


                                (972) 484-2700
                                 -------------
             (Registrant's Telephone Number, Including Area Code)

ITEM 5.  OTHER EVENTS

         See the following press release attached hereto as Exhibit 99.1, dated April 21, 1997, announcing the Company's agreement to a merger with CRA Managed Care, Inc.

                                  SIGNATURES

  Pursuant to the requirements of the Security and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        OCCUSYSTEMS, INC.

                                        By:



 Date: April 23, 1997                          /s/ John K. Carlyle
                                          ------------------------------------
                                          John K. Carlyle
                                          Chairman and Chief Executive Officer



                                               /s/ James M. Greenwood
                                          ------------------------------------
                                          James M. Greenwood
                                          Senior Vice President and
                                          Chief  Financial Officer
                                          (Principal Accounting Officer)